 United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2022

Rivulet Media, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32201 (Commission File Number)	33-0824714 (IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296

(Address of Principal Executive Offices) (Zip Code)

(480) 225-4052

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 8, 2022, Rivulet Media, Inc., (the “Company”) entered into a Settlement Agreement with Geneva Roth Remark Holdings, Inc, (“Geneva Roth”) to settle and resolve the Company’s obligations with respect to three Convertible Promissory Notes executed by the Company and payable to Geneva Roth dated July 8, 2021, August 2, 2021, and September 7, 2021, respectively. The Company was in default under these notes.

Under the terms of the Settlement Agreement, the Company would have paid an aggregate of $386,533 to Geneva Roth, which would constitute payment in full under the notes. The Company paid $270,000 towards the outstanding balance as of April 24, 2022. On April 19, 2022, the Company and Geneva Roth amended the Settlement Agreement to provide that Geneva Roth would accept $80,000 as full payment of the remaining amount due under the Settlement Agreement. On April 25, 2022, the Company made a one-time payment of $50,000, and on April 27, 2022, the Company and Geneva Roth entered into a Mutual Release, whereby the parties agreed that this $50,000 payment constituted full satisfaction of the notes.

Entry into the Settlement Agreement, the amendment, and the mutual release was previously disclosed in Item 7 of the Form 10-K of the Company filed on May 13, 2022, which is incorporated by reference herein. This Form 8-K is being filed for the purpose of attaching such agreements as exhibits.

The descriptions of the agreements above are only summaries of such agreements, do not purport to be complete descriptions of such agreements, and are qualified in their entirety by reference to such agreements filed as Exhibits 10.1 to 10.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

10.1	Settlement Agreement between the Company and Geneva Roth Remark Holdings, Inc., dated February 8, 2022.
10.2	Amendment to Settlement Agreement between the Company and Geneva Roth Remark Holdings, Inc., dated April 19, 2022.
10.3	Mutual Release between the Company and Geneva Roth Remark Holdings, Inc., dated April 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2022

Rivulet Media, Inc., a Delaware corporation

By: /s/ Rick Gean

       Rick Gean, Interim CFO